SUPPLEMENT TO THE PROSPECTUS
OF
WELLS FARGO COREBUILDER SHARES
For the Wells Fargo CoreBuilder Shares - Series CP (the “Fund”)
At a meeting held on November 17, 19-20, 2020, the Board of Trustees of the Fund approved a modified dividend policy for the Fund.
As a result, the paragraph in the section titled “Account Information - Distributions” is replaced with the following:
The Fund generally declares distributions of any net investment income monthly, and pays such distributions monthly. The amount distributed in any given period may be less than the amount earned in that period or more than the amount earned in that period if it includes amounts earned in a previous period but retained for later distribution. The Fund generally makes distribution of any realized net capital gain annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

November 23, 2020	CBCP110/P1518SP